Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF NORTH CAROLINA

RALEIGH DIVISION

IN RE:	CHAPTER 11

LAW ENFORCEMENT ASSOCIATES CORPORATION	CASE NO. 11-05686-8-RDD

Debtor.

MONTHLY REPORT OF CORPORATE DEBTOR IN POSSESSION/TRUSTEE

FOR THE PERIOD OF 7/27/2011 TO 8/31/2011.

I. Summary of Business Operations:

1(a). Please summarize Debtor’s activities for the month:

LEA operated business as usual for the period. Our sales for the month were above our YTD average and we continued pursuing business aggressively.

(b) Did operations meet the Debtor’s expectations/projections this month? If no, what affected profitability?

LEA’s operations exceeded our expectations for this month due to receiving a short term operating capital loan enabling us to buy and ship large orders for various customers.

2. Did the Debtor have any significant receipts or disbursements this month that were one time only, that will not necessarily occur in each month going forward? (i.e. receipt of insurance proceeds, receipt of refunds, payment of annual or quarterly premiums, large repair expenses, etc.) If yes, please describe:

LEA’s significant receipt of $150,000 in short term financing resulted in expending funds to two significant vendors for approximately the same amount to purchase inventory.

3. Does the Debtor expect to make any changes to its business in the next 30 days? If yes, please describe:

Effective September 30, 2011, LEA’s Sr. VP of Technical Operations is resigning to work with a critical vendor and business partner. He will continue to collaborate with LEA in various projects on a continuing basis as his new employer and LEA are involved in joint efforts. LEA has made internal changes including employee workload shifting to prepare for the change. Management believes the change will have a positive impact on LEA’s long term viability.

II. Summary of Chapter 11 Activities

1. Were any transactions this month outside of the ordinary course of business? (i.e. sale of property, loans from third parties, large purchases, etc.) If yes, please describe:

LEA does not typically borrow capital. However, LEA’s abovementioned loan from a third party financier provided much needed capital for the purchase of inventories which were sold during the month and into September.

2. What steps has the Debtor taken toward reorganization or liquidation?

LEA’s Board has met and management has had multiple meetings internally, with counsel, and with other parties in order to develop a fair and equitable reorganization plan to be filed on or before the deadline.

I declare under penalty or perjury that the information contained in this report is true and correct to the best of my knowledge and belief.

Respectfully submitted this 29th day of September, 2011

Law Enforcement Associates Corporation
Paul Briggs
President and CEO, Law Enforcement Associates Corp.

Attorneys for Debtor
William P. Janvier
Samantha J. Younker
1101 Haynes Street, Suite 102
Raleigh, NC 27604
(919) 582-2323

ATTACHMENT TO CHAPTER 11 MONTHLY REPORT

FOR THE PERIOD OF 7/27/2011 TO 8/31/2011

PART A:

CERTIFICATIONS

1.	Yes ☒	No	All post-petition taxes [tax obligations arising after the chapter 11 petition was filed] are currently paid or deposited.

2.	Yes ☒	No	All tax returns coming due post petition have been filed or extensions granted.

3.	Yes ☒	No	All administrative expenses [post-petition obligations] other than taxes are current.

4.	Yes ☒	No	All insurance remains in full force and effect in accordance with Local Bankruptcy Rule No. 4002-1(b)(1)(c).

5.	Yes ☒	No	New books and records were opened as of the petition date and are being maintained monthly and are current.

6.	Yes ☒	No	New DIP bank accounts were opened and are reconciled in accordance with Local Bankruptcy Rule No. 4002B1(b)(1).

7.	Yes ☒	No	Pre-petition bank accounts have been closed. There were none

8.	Yes ☒	No	Prepetition debts [obligations due on or before the filing of the case] have not been paid since the filing of this case.

9.	Yes ☒	No	Prepetition debts [obligations due on or before the filing of the case] have not been paid this reporting period.

10.	Yes ☒	No	The only transfers of property made during this period were transfers which were in the ordinary course of business.

11.	Yes ☒	No	Estate funds which are on deposit in banking institutions are fully covered by FDIC or FSLIC insurance of $250,000.00.

12.	Yes ☒	No	Copies of the corresponding bank statements are attached for each open account.

13.	Yes ☒	No	If this report falls on the calendar quarter, the Debtor has paid the Chapter 11 quarterly fee.

IF THE ANSWER TO ANY OF THE CERTIFICATIONS ABOVE IS “NO”, PLEASE PROVIDE EXPLANATION ON SUPPLEMENT TO PART A.

SUPPLEMENT TO PART A:

EXPLANATION OF CERTIFICATION REFLECTED AS “NO”

1.	Post-petition taxes are not current or not deposited:

Type                    and amount $        unpaid or not deposited.

Type                    and amount $        unpaid or not deposited.

When will the Debtor bring these taxes current?

2.	Tax returns not filed:

3.	Administrative expenses [post-petition] other than taxes not current:

Type                    and amount $        unpaid.

Type                    and amount $        unpaid.

4.	Description of uninsured estate property, reasons why and steps implemented to obtain insurance:

5.	Reason/explanation why new books and records have not been opened:

6.	Reason/explanation why new bank accounts have not bee opened:

7.	Reason/explanation why old bank accounts have not been closed:

8.	List all prepetition debts which were paid since the petition date including the name and address of the creditor paid, the amount paid, and the justification for the payment. [do not include payments to secured creditors or lessors under an adequate protection agreement.]

9.	List all prepetition debts paid this reporting period in the format identified in #8 above:

10.	List all property which was sold/transferred outside the ordinary course of business and whether prior authority for such transfers] was obtained from the court:

11.	If funds were not fully covered by FDIC or FSLIC insurance of $250,000.00, provide name of bank[s] wherein estate monies are deposited and balance of all accounts therein.

12.	Reason/explanation why bank statements were not attached:

13.	Reason/explanation why Debtor has not paid the Chapter 11 quarterly fee:

ATTACHMENT TO CHAPTER 11 MONTHLY REPORT

FOR THE PERIOD OF 7/27/2011 TO 8/31/2011

PART B

MUST BE COMPLETED FOR EACH OPEN BANK ACCOUNT

SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS

CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:	☒	General/Operating Account Law Enforcement Associates Corporation
	☐	Tax Account
	☐	Payroll Account
	☐	Other

		Amount
1.	CASH BALANCE FROM PREVIOUS MONTH’S REPORT	$0.00	As of 7/27/2011

2.	TOTAL CASH RECEIPTS [On following page-Supplement to Part B-provide a description of the source and amount]	$100.00

3.	CASH BALANCE AVAILABLE [#1 plus #2]	$100.00

4.	TOTAL CASH DISBURSEMENTS: [On following page-Supplement to Part B-provide a description of the disbursements]	$0.00

5.	ENDING CASH BALANCE [#3 less #4]	$100.00	As of 8/31/2011

SUMMARY OF BANK ACCOUNT INFORMATION

6.	TOTAL BANK BALANCE	$100.00

7.	PLUS UNCLEARED DEPOSITS	$0.00

8.	LESS UNCLEARED CHECKS	$0.00

9.	RECONCILED BALANCE	$100.00

BANK NAME	ACCOUNT NUMBER	NATURE OF ACCOUNT

First Citizens Bank Possession	XXXXXXXXXXXX	Debtor in

SUPPLEMENT TO PART B:

MUST BE COMPLETED FOR EACH OPEN BANK ACCOUNT

DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:	☒	General/Operating Account Law Enforcement Associates Corporation
	☐	Tax Account
	☐	Payroll Account
	☐	Other

1. RECEIPTS
A.	Sales	$0.00
B.	Collection of post-petition accounts receivable	$0.00
C.	Collection of pre-petition accounts receivable	$0.00
D.	Borrowing by debtor	$0.00
E.	Transfer from another account (Inc - XXXXXXXXXXXX)	$100.00
F.	Other Income (describe on attachment): Interest	$0.00
G.	Less allowance for returns and discounts	$0.00

	Total Receipts	$100.00

3. DISBURSEMENTS
A.	Purchases of inventory	$0.00
B.	Net Payroll (transfer to payroll account)	$0.00
C.	Payroll Taxes	$0.00
D.	Rent	$0.00
E.	Other lease payments	$0.00
F.	Utilities (Telephone, Electricity, Other)	$0.00
G.	Sales Tax	$0.00
H.	Other Taxes	$0.00
I.	Travel and Entertainment	$0.00
J.	Automobile or vehicle expense	$0.00
K.	Service charges	$0.00
L.	Vehicle insurance	$0.00
M.	Life and health insurance	$0.00
N.	Other insurance	$0.00
O.	Supplies	$0.00
P.	Freight	$0.00
Q.	Advertising	$0.00
R.	Repairs and Maintenance	$0.00
S.	Payments to secured creditors	$0.00
T.	Atty. Fees	$0.00
U.	Other Expenses (describe on attachment)	$0.00
V.	Bank Fees	$0.00
W.	Quarterly Fee	$0.00

	Total Disbursements	$0.00
4. Balance at end of the reporting period (add line 1 to total receipts, then subtract total disbursements)		$100.00

*	Total equals item #4/Total Cash Disbursements on Part B.

ATTACHMENT TO CHAPTER 11 MONTHLY REPORT

FOR THE PERIOD OF 7/27/2011 TO 8/31/2011

PART B

MUST BE COMPLETED FOR EACH OPEN BANK ACCOUNT

SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS

CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:	☒	General/Operating Account Law Enforcement Associates, Inc.
	☐	Tax Account
	☐	Payroll Account
	☐	Other

		Amount
1.	CASH BALANCE FROM PREVIOUS MONTH’S REPORT	$359.30	As of 7/27/2011

2.	TOTAL CASH RECEIPTS [On following page-Supplement to Part B-provide a description of the source and amount]	$497.68

3.	CASH BALANCE AVAILABLE [#1 plus #2]	$856.98

4.	TOTAL CASH DISBURSEMENTS: [On following page-Supplement to Part B-provide a description of the disbursements]	$359.68

5.	ENDING CASH BALANCE [#3 less #4]	$497.30	As of 8/31/2011

SUMMARY OF BANK ACCOUNT INFORMATION

6.	TOTAL BANK BALANCE	$497.30

7.	PLUS UNCLEARED DEPOSITS	$0.00

8.	LESS UNCLEARED CHECKS	$0.00

9.	RECONCILED BALANCE	$497.30

BANK NAME	ACCOUNT NUMBER	NATURE OF ACCOUNT

First Citizens Bank	XXXXXXXXXXXX	Operating

SUPPLEMENT TO PART B:

MUST BE COMPLETED FOR EACH OPEN BANK ACCOUNT

DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:	☒	General/Operating Account Law Enforcement Associates, Inc.
	☐	Tax Account
	☐	Payroll Account
	☐	Other

1. RECEIPTS
A.	Sales	$497.68
B.	Collection of post-petition accounts receivable	$0.00
C.	Collection of pre-petition accounts receivable	$0.00
D.	Borrowing by debtor	$0.00
E.	Transfer from another account (# )	$0.00
F.	Other Income (describe on attachment): Interest	$0.00
G.	Less allowance for returns and discounts	$0.00

	Total Receipts	$497.68

3. DISBURSEMENTS
A.	Purchases of inventory	$0.00
B.	Net Payroll (transfer to payroll account)	$0.00
C.	Payroll Taxes	$0.00
D.	Rent	$0.00
E.	Other lease payments	$0.00
F.	Utilities (Telephone, Electricity, Other)	$0.00
G.	Sales Tax	$0.00
H.	Other Taxes	$0.00
I.	Travel and Entertainment	$0.00
J.	Automobile or vehicle expense	$0.00
K.	Service charges	$34.68
L.	Vehicle insurance	$0.00
M.	Life and health insurance	$0.00
N.	Other insurance	$0.00
O.	Supplies	$0.00
P.	Freight	$0.00
Q.	Advertising	$0.00
R.	Repairs and Maintenance	$0.00
S.	Payments to secured creditors	$0.00
T.	Atty. Fees	$0.00
U.	Other Expenses See below note (1)	$325.00	(1)
V.	Bank Fees	$0.00
W.	Quarterly Fee	$0.00

	Total Disbursements	$359.68

4. Balance at end of the reporting period (add line 1 to total receipts, then subtract total disbursements)		$497.30

(1)	Transfer to Law Enforcement Associates, Inc. Acct # XXXXXXXXXXXX

*	Total equals item #4/Total Cash Disbursements on Part B.

ATTACHMENT TO CHAPTER 11 MONTHLY REPORT

FOR THE PERIOD OF 7/27/2011 TO 8/31/2011

PART B

MUST BE COMPLETED FOR EACH OPEN BANK ACCOUNT

SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS

CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:	☒	General/Operating Account Law Enforcement Associates, Inc.
	☐	Tax Account
	☐	Payroll Account
	☐	Other

		Amount
1.	CASH BALANCE FROM PREVIOUS MONTH’S REPORT	$50,415.37	As of 7/27/2011

2.	TOTAL CASH RECEIPTS [On following page-Supplement to Part B-provide a description of the source and amount]	$481,710.15

3.	CASH BALANCE AVAILABLE [#1 plus #2]	$532,125.52

4.	TOTAL CASH DISBURSEMENTS: [On following page-Supplement to Part B-provide a description of the disbursements]	$506,222.18

5.	ENDING CASH BALANCE [#3 less #4]	$25,903.34

SUMMARY OF BANK ACCOUNT INFORMATION

6.	TOTAL BANK BALANCE	$25,903.34

7.	PLUS UNCLEARED DEPOSITS	$0.00

8.	LESS UNCLEARED CHECKS	$40,806.28

9.	RECONCILED BALANCE	($14,902.94)

BANK NAME	ACCOUNT NUMBER	NATURE OF ACCOUNT

First Citizens Bank	XXXXXXXXXXXX	Operating

SUPPLEMENT TO PART B:

MUST BE COMPLETED FOR EACH OPEN BANK ACCOUNT

DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:	☒	General/Operating Account Law Enforcement Associates, Inc.
	☐	Tax Account
	☐	Payroll Account
	☐	Other

1. RECEIPTS
A.	Sales	$53,360.71
B.	Collection of post-petition accounts receivable	$43,397.75
C.	Collection of pre-petition accounts receivable	$234,469.69
D.	Borrowing by debtor	$150,000.00
E.	Transfer from another account (Inc - XXXXXXXXXXXX)	$325.00
F.	Other Income (describe on attachment): See exhibit 1.1	$157.00
G.	Less allowance for returns and discounts	$0.00

	Total Receipts	$481,710.15

3. DISBURSEMENTS
A.	Purchases of inventory	$269,116.40
B.	Net Payroll (transfer to payroll account)	$149,602.83
C.	Payroll Taxes	$0.00
D.	Rent	$10,471.17
E.	Other lease payments	$241.36
F.	Utilities (Telephone, Electricity, Other)	$3,852.30
G.	Sales Tax	$9,303.53
H.	Other Taxes	$2,088.27
I.	Travel and Entertainment	$7,116.40
J.	Automobile or vehicle expense	$2,775.00
K.	Service charges	$1,469.53
L.	Vehicle insurance	$0.00
M.	Life and health insurance	$12,699.44
N.	Other insurance	$3,234.55
O.	Supplies	$1,251.68
P.	Freight	$7,128.06
Q.	Advertising	$4,275.00
R.	Repairs and Maintenance	$420.50
S.	Payments to secured creditors	$0.00
T.	Atty. Fees	$920.00
U.	Other Expenses (describe on attachment) See exhibit 1.1	$20,016.46
V.	Bank Fees	$239.70
W.	Quarterly Fee	$0.00

	Total Disbursements	$506,222.18

4. Balance at end of the reporting period (add line 1 to total receipts, then subtract total disbursements)		$25,903.34

*	Total equals item #4/Total Cash Disbursements on Part B.

ATTACHMENT TO CHAPTER 11 MONTHLY REPORT

FOR THE PERIOD OF 7/27/2011 TO 8/31/2011

PART C:

SUMMARY OF ACCOUNTS RECEIVABLE

		Amount

1.	Beginning Balance	$247,405.71

2.	Sales on Account	$569,224.85

3.	Collections on Account	$277,867.44

4.	Ending Balance [Item #1 plus #2 minus #3]	$538,763.12

STATUS OF COLLECTIONS:

Amount

Current to 30 days	$499,112.48

31 to 60 days	$27,650.52

61 to 90 days	$6,349.21

91 to 120 days	$302.91

121 days and older	$5,348.00

TOTAL:	$538,763.12

ATTACHMENT TO CHAPTER 11 MONTHLY REPORT

FOR THE PERIOD OF 7/27/2011 TO 8/31/2011

PART D:

SUMMARY OF ACCOUNTS PAYABLE

[EXCLUDING PREPETITION ACCOUNTS PAYABLE]

Amount

Current to 30 days	$235,796.13

31 to 60 days	$104,886.32

61 to 90 days	$0.00

91 to 120 days	$0.00

121 days and older	$0.00

TOTAL:	$340,682.45

If there are payables outstanding greater than 60 days, please provide explanation:

ATTACHMENT TO CHAPTER 11 MONTHLY REPORT

FOR THE PERIOD OF 7/27/2011 TO 8/31/2011

Part E:

STATUS OF PAYMENTS TO SECURED CREDITORS

No Payments to Secured Creditors During This Period

1.	Creditor Name:

Was this creditor paid in full this month?

If not, was any amount paid to the creditor this month?

Have all payments due to this creditor since the petition date been paid?

If not, how much is owed this creditor in missed or partial payments since the petition date?

2.	Creditor Name:

Was this creditor paid in full this month?

If not, was any amount paid to the creditor this month?

Have all payments due to this creditor since the petition date been paid?

If not, how much is owed this creditor in missed or partial payments since the petition date?

3.	Creditor Name:

Was this creditor paid in full this month?

If not, was any amount paid to the creditor this month?

Have all payments due to this creditor since the petition date been paid?

If not, how much is owed this creditor in missed or partial payments since the petition date?

4.	Creditor Name:

Was this creditor paid in full this month?

If not, was any amount paid to the creditor this month?

Have all payments due to this creditor since the petition date been paid?

If not, how much is owed this creditor in missed or partial payments since the petition date?

5.	Creditor Name:

Was this creditor paid in full this month?

If not, was any amount paid to the creditor this month?

Have all payments due to this creditor since the petition date been paid?

If not, how much is owed this creditor in missed or partial payments since the petition date?

6.	Creditor Name:

Was this creditor paid in full this month?

If not, was any amount paid to the creditor this month?

Have all payments due to this creditor since the petition date been paid?

If not, how much is owed this creditor in missed or partial payments since the petition date?

[Attach a separate page for additional secured creditors]

ATTACHMENT TO CHAPTER 11 MONTHLY REPORT

FOR THE PERIOD OF 7/27/2011 TO 8/31/2011

Part F:

STATUS OF PAYMENTS TO LESSORS

Provide the following information for all leases that have not been rejected:

1.	Lessor Name: Canon Financial Services

Was this creditor paid in full this month? No

If not, was any amount paid to the creditor this month? No

Have all payments due to this creditor since the petition date been paid? No

If not, how much is owed this creditor in missed or partial payments since the petition date?

Amount owed post petition for monthly lease at 8/31/11 $159.93 (billed on 8/13/11)

Amount owed post petition for related expenses at 8/31/11 $62.52 (billed on 8/23/11)

2.	Lessor Name:

Was this creditor paid in full this month?

If not, was any amount paid to the creditor this month?

Have all payments due to this creditor since the petition date been paid?

If not, how much is owed this creditor in missed or partial payments since the petition date?

3.	Lessor Name:

Was this creditor paid in full this month?

If not, was any amount paid to the creditor this month?

Have all payments due to this creditor since the petition date been paid?

If not, how much is owed this creditor in missed or partial payments since the petition date?

4.	Lessor Name:

Was this creditor paid in full this month?

If not, was any amount paid to the creditor this month?

Have all payments due to this creditor since the petition date been paid?

If not, how much is owed this creditor in missed or partial payments since the petition date?

5.	Lessor Name:

Was this creditor paid in full this month?

If not, was any amount paid to the creditor this month?

Have all payments due to this creditor since the petition date been paid?

If not, how much is owed this creditor in missed or partial payments since the petition date?

6.	Lessor Name:

Was this creditor paid in full this month?

If not, was any amount paid to the creditor this month?

Have all payments due to this creditor since the petition date been paid?

If not, how much is owed this creditor in missed or partial payments since the petition date?

[Attach a separate page for additional lessors]

ATTACHMENT TO CHAPTER 11 MONTHLY REPORT

FOR THE PERIOD OF 7/27/2011 TO 8/31/2011

PART G:

SUMMARY OF OFFICER/OWNER COMPENSATION AND PERSONNEL REPORT

1.	Report all salaries received from or paid by the debtor to an owner or officer of the debtor.

Check here if same as last monthly report or provide the following information:

Name of Officer/Owner	Title	Amount of Compensation Authorized By the Court	Amount of Compensation Received this month	Date Approved

Paul Briggs	President	N/A	$16,590.27	N/A
Mark White	Sr VP	N/A	$13,760.15	N/A

2.	Personnel Report

(Counsel has not been provided with this information)

Check here if same as last monthly report or provide the following information:

	Full Time	Part Time
Total number of employees at beginning of the reporting period	25	1

Number hired during the period	0	0

Number terminated/resigned during the period	0	0

Total number of employees at the end of the period	25	1

3. Report all payments made to professionals (i.e. accountants, attorneys, realtors) paid by the debtor:

Name of Professional	Type of Service (i.e. acct, atty, etc)	Amount of Compensation Authorized By the Court	Amount of Compensation Received	Date Approved

The Ishman Law Firm	Intellectual Property Counsel	N/A	$920	N/A

This attorney is paid by Law Enforcement Associates, Inc. for services performed on behalf of Law Enforcement Associates, Inc.

ATTACHMENT TO CHAPTER 11 MONTHLY REPORT

FOR THE PERIOD OF 7/27/2011 TO 8/31/2011

PART H:

ACCRUAL BASIS INCOME/[LOSS] FOR THE MONTH

		Amount

1.	Total Sales or Revenue	0.00

2.	Cost of Goods Sold

	Material:	0.00

	Labor:	0.00

	Other:	0.00

	TOTAL COSTS	0.00

3.	Gross Profit [Item #1 minus item #2]	0.00

4.	TOTAL OPERATING EXPENSES	0.00

5.	Net Profit or <Loss> [Item #3 minus #4]	(0.00)

6.	Total Non-Operating Income/Expenses	0.00

7.	Net Profit or <Loss> [Item #5 minus #6]	0.00

[If a detailed INCOME STATEMENT is available, please attach it to the monthly report]

See Exhibit 1.2 attached to this report for 8/1/11 thru 8/31/11. The time period of 7/27/11 thru 7/31/11 cannot be printed through our accounting software.

Note – there is a report for our online webstore (www.thescorpionstore.com) as well. Our website activity is accounted for separately but is a part of Law Enforcement Associates, Inc.

ATTACHMENT TO CHAPTER 11 MONTHLY REPORT

FOR THE PERIOD OF 7/27/2011 TO 8/31/2011

PART I: ACCRUAL BASIS BALANCE SHEET

This part must be submitted with the first monthly report and thereafter on a Quarterly Basis, with the reports for March, June, September and December, unless a different date is agreed to by the Bankruptcy Administrator, until confirmation of the plan. It is permissible and helpful if a balance sheet is submitted more than once a quarter, but not required. An “in house” report may be attached, with the approval of the Bankruptcy Administrator provided it meets the accrual requirement.

See Exhibit 1.3 attached to this report for month ending 8/31/2011.

Note – there is a report for our online webstore (www.thescorpionstore.com) as well. Our website activity is accounted for separately but is a part of Law Enforcement Associates, Inc

ATTACHMENT TO CHAPTER 11 MONTHLY REPORT

FOR THE THIRD QUARTER OF 2011

PART J: CHAPTER 11 QUARTERLY FEES

To be completed quarterly. Only complete the information for the current quarter.

Disbursements include: Sum total of disbursements from all bank accounts, including payments of operating expenses and payments to secured creditors and lessors. Disbursements do not include transfers between accounts. Quarterly fees are not prorated.

1st Quarter

Disbursements for January, 2011:	___
Disbursements for February, 2011:	___	Amount of Fee Due:
Disbursements for March, 2011:	___	Amount Paid:

Total Disbursements for the 1st Quarter:

2nd Quarter

Disbursements for April, 2011:	___	Amount of Fee Due:
Disbursements for May, 2011:	___	Amount Paid:
Disbursements for June, 2011:	___

Total Disbursements for the 2nd Quarter:

3rd Quarter

Disbursements for July, 2011:	___
Disbursements for August, 2011:	___	Amount of Fee Due:
Disbursements for September, 2011:	___	Amount Paid:

Total Disbursements for the 3rd Quarter:

4th Quarter

Disbursements for October, 2011:	___
Disbursements for November, 2011:	___	Amount of Fee Due:
Disbursements for December, 2011:	___	Amount Paid:

Total Disbursements for the 4th Quarter:

Calculating the Fee: Use the table on the following page to compute the Amount of Fee Due for each quarter.

If the amount paid differs from the amount due, please provide an explanation:

CHAPTER 11 QUARTERLY FEES

$ 325 if disbursements total less than $14,999.99

$ 650 if disbursements total between $15,000 and $74,999.99

$ 975 if disbursements total between $75,000 and $149,999.99

$1,625 if disbursements total between $150,000 and $224,999.99

$1,950 if disbursements total between $225,000 and $299,999.99

$4,875 if disbursements total between $300,000 and $999,999.99

$6,500 if disbursements total between $1,000,000 - $1,999,999.99

$9,750 if disbursements total between $2,000,000 and $2,999,999.99

$10,400 if disbursements total between $3,000,000 and $4,999,999.99

$13,000 if disbursements total between $5,000,000 and $14,999,999.99

$20,000 if disbursements total between $15,000,000 and $29,999,999.99

$30,000 if disbursements total more than $30,000,000

Law Enforcement Associates, Inc. #22-2003794

Bank Activity for 000873121004

July 27, 2011 thru August 31, 2011

Exhibit 1.1

Other Income

	$157.00	This was cash taken out of the vending machine onsite which was deposited in the bank

Disbursements with Code U

	$(4,000.00)	Charitable Contribution - Wake Enterprise Gold Tournament Sponsorship
	(5,885.46)	401k Employee contribution
	(100.00)	Transfer of cash to Law Enforcement Associates Corporation
	(10,031.00)	Refunds to customers for return of equipment

Total	$(20,016.46)

Income Statement

For Period 8 Ending 8/31/2011

thescorpionstore.com (TSS)

		Period to Date	% of Revenue

Revenue

400-00-00	SALES	$1,686.89	90.34%
406-00-00	MISCELLANEOUS INCOME	$14.00	0.75%
435-00-00	FREIGHT- OUTGOING	$166.46	8.91%

	Total Revenue:	$1,867.35	100.00%

Cost Of Sales

479-00-00	COST OF SALES ACCOUNTS	$868.10	46.49%
480-00-00	INVENTORY INC/DEC	$-916.10	-49.05%

	Total Cost Of Sales:	$-48.00	-2.57%

	Gross Profit:	$1,915.35	102.57%

Expenses

564-00-00	CC Service Charges	$34.58	1.86%
565-00-00	BANK SERVICE CHARGE	$0.00	0.00%

	Total Expenses:	$34.68	1.86%

	Net Income From Operations:	$1,880.67	100.71%

	Earnings Before Income Tax:	$1,880.67	100.71%

	Net Income (Loss):	$1,880.67	100.71%

Income Statement

For Period 8 Ending 8/31/2011

LAW ENFORCEMENT ASSOCIATES, INC. (LEA)

		Period to Date	% of Revenue
Revenue

401-00-00	SALES - CHARGE	$578,957.50	96.63%
403-00-00	REPAIR SERVICE INCOME	$13,879.90	2.32%
406-00-00	MISCELLANEOUS INCOME	$0.00	0.00%
407-00-00	RESTOCKING CHARGE	$958.99	0.16%
411-00-00	LESS: SALES RETURNS	$-2,361.95	-0.39%
412-00-00	LESS: SALES DISCOUNTS	$-972.05	-0.16%
420-00-00	INTEREST INCOME	$0.00	0.00%
435-00-00	FREIGHT - OUTGOING	$5,702.66	0.95%
447-00-00	TRAINING INCOME	$3,000.00	0.50%

	Total Revenue:	$599,165.04	100.00%

Cost Of Sales

450-00-00	RAW MATERIALS	$1,364.71	0.23%
451-00-00	Billable Repairs Inventory	$7,153.26	1.19%
452-00-00	DIRECT LABOR	$18,661.18	3.11%
454-00-00	MFG. SALARIES/Production Support	$11,680.54	1.95%
455-00-00	WARRANTY EXPENSE	$0.00	0.00%
457-00-00	OUTGOING FREIGHT	$7,069.23	1.18%
465-00-00	SHOP SUPPLIES & TOOLING	$295.00	0.05%
465-01-00	SHIPPING/REC. MATERIALS	$296.49	0.05%
470-00-00	FREIGHT INCOMING - LEA	$5,586.68	0.93%
472-00-00	UTILITIES	$1,368.07	0.23%
479-00-00	COST OF SALES ACCOUNTS	$327,301.71	54.63%
480-00-00	INVENTORY INC/DEC	$2,203.84	0.37%
481-00-00	Purchase Variance	$-2,082.24	-0.35%
485-00-00	LABOR & OH APPLIED	$0.00	0.00%

	Total Cost Of Sales:	$380,898.47	63.57%

	Gross Profit:	$218,266.57	36,43%

Expenses

OPERATING EXPENSES

505-00-00	ADVERTISING	$249.00	0.04%
506-00-00	AUTO RENTAL	$531.33	0.09%
506-01-00	LEASES	$222.45	0.04%
507-00-00	AUTO ALLOWANCES	$2,775.00	0.46%
507-03-00	AUTO PLATES & LICENSES	$0.00	0.00%
507-04-00	GASOLINE, OIL & OTHER AUTO	$2,746.53	0.46%
508-00-00	CONSULTING	$780.00	0.13%
509-00-00	CONTRIBUTIONS	$0.00	0.00%
510-00-00	CONVENTIONS & EXHIBITS	$15,475.00	2.58%
511-00-00	DUES & SUBSCRIPTIONS	$607.89	0.10%
512-00-00	BAD DEBTS	$0.00	0.00%
516-00-00	CATALOG PRINTING EXPENSE	$0.00	0.00%
518-00-00	GSA IFF FEE	$0.00	0.00%
522-00-00	LICENSES AND FEES	$1,053.45	0.18%
525-00-00	MEDICAL EXPENSES	$8,340.16	1.39%
526-00-00	INSURANCE	$6,793.68	1.13%
527-00-00	POSTAGE	$1,094.12	0.18%
530-00-00	OFFICE EXPENSE	$1,786.29	0.30%
530-03-00	COMPUTER SUPPLIES	$301.99	0.05%
550-00-00	RENT EXPENSE	$10,471.17	1.75%
551-00-00	VENDING MACHINE SUPPLIES	$-38.80	-0.01%
563-02-00	BLDG MAINTENANCE	$474.62	0.08%
564-00-00	CC Service Charges-LEA	$1,435.91	0.24%
565-00-00	BANK SERVICE CHARGE	$239.70	0.04%
600-00-00	TELEPHONE & INTERNET	$5,676.96	0.95%
615-00-00	TRAVEL EXPENSES	$12,560.09	2.10%
616-00-00	MEALS & ENTERTAINMENT	$2,317.34	0.39%
630-00-00	SALES PROMOTION	$630.81	0.11%
650-00-00	RESEARCH & DEVELOPMENT	$3,826.74	0.64%
650-13-00	RESEARCH AND DEVELOPMENT ENGINEE	$5,390.06	0.90%

Income Statement

For Period 8 Ending 8/31/2011

LAW ENFORCEMENT ASSOCIATES, INC. (LEA)

		Period to Date	% of Revenue
	Total OPERATING EXPENSES:	$85,741.49	14.31%

GENERAL & ADMINISTRATIVE EXPENSES
705-00-00	ADM. & SALES SALARIES	$73,681.86	12.30%
705-01-00	SUB CONTRACT-ADM/SALES	$0.00	0.00%
707-00-00	COMMISSIONS	$0.00	0.00%
719-00-00	401K TRUSTEE FEE	$0.00	0.00%
720-00-00	ACCOUNTING & LEGAL FEES	$18,087.81	3.02%
722-00-00	COURT COSTS	$0.00	0.00%
725-00-00	DIRECTOR FEES	$0.00	0.00%
730-00-00	INSURANCE - DENTAL	$785.61	0.13%
731-00-00	INSURANCE - GROUP LIFE	$241.15	0.04%
737-00-00	STATE INCOME TAXES	$0.00	0.00%
750-00-00	GOVT. TAXES & LICENSES	$395.67	0.07%
760-00-00	OVERHEAD & LABOR BURDEN ALLOCATION	$0.00	0.00%
810-00-00	INTEREST EXPENSE	$787.50	0.13%
825-00-00	DEPRECIATION EXPENSE	$3,654.51	0.61%
826-00-00	AMORTIZATION EXPENSE	$7,029.00	1.17%

	Total GENERAL & ADMINISTRATIVE EXPENSES:	$104,663.11	17.47%

	Total Expenses:	$190,404.60	31.78%

	Net Income From Operations:	$27,861.97	4.65%

	Earnings Before Income Tax:	$27,861.97	4.65%

	Net Income (Loss):	$27,861.97	4.65%

Balance Sheet

As of 8/31/2011

thescorpionstore.com (TSS)

Assets

103-00-00	DBA thescorpionstore.com - Cash account	$497.30
103-10-00	Due to/from LEA (Interco transfers)	$131,599.45
105-00-00	ACCOUNTS RECEIVABLE	$45.50
106-00-00	Cash Clearing - A/BC	$1,450.15
110-00-00	INVENTORY	$48.00

	Total Assets:		$133,640.40

Equity

320-00-00	Retained Earnings	$123,083.80
320-00-00	Retained Earnings-Current Year	$10,556.60

	Total Equity:		$133,640.40

	Total Liabilities & Equity:		$133,640.40

Balance Sheet

As of 8/31/2011

LAW ENFORCEMENT ASSOCIATES, INC. (LEA)

Assets

CURRENT ASSETS
100-00-00	CASH ON HAND	$71.98
100-10-00	LEA CORPORATION BANK ACCOUNT	$100.00
101-10-00	CASH - FIRST CITIZENS	$-14,902.94
103-00-00	Due to/from The Scorpion Store (Interco Transfers)	$-131,599.45
104-00-00	CC Payment Clearing-LEA	$11,709.45
105-00-00	ACCOUNTS RECEIVABLE - TRADE	$520,860.47
106-00-00	Cash Clearing Big Comm/Auth-LEA	$1,656.62
107-00-00	ALLOWANCE FOR BAD DEBTS	$-5,747.02
108-00-00	Cash Clearing	$-6,860.28
110-00-00	INVENTORY	$787,768.72
111-00-00	INVENTORY-DEMO EQ	$327,073.63
112-00-00	INVENTORY- LABOR & OH	$109,573.00
113-00-00	WORK IN PROCESS	$104,564.89
116-00-00	INVENTORY RESERVE	$-220,262.07
126-00-00	PREPAID INSURANCE	$9,437.86
128-00-00	PREPAID RENT DEPOSIT	$12,866.67

	Total CURRENT ASSETS:		$1,506,311.53

PROPERTY, PLANT & EQUIPMENT
151-00-00	AUTO & TRUCK	$36,531.05
152-00-00	LEASEHOLD IMPROVEMENTS	$21,385.94
153-00-00	MACHINERY & EQUIPMENT	$291,419.97
154-00-00	FURNITURE & FIXTURES	$22,833.27
157-00-00	COMPUTER HARDWARE & SOFTWARE	$88,660.01
160-00-00	ACCUM DEPR. - FURN & FIX	$-14,930.32
161-00-00	ACCUMULATED DEP AUTO	$-9,132.77
162-00-00	ACCUM DEPR/MACHINERY & EQUIP.	$-293,324.22
167-00-00	ACCUM DEPR-COMPUTER & SFWE.	$-72,692.00
170-00-00	ACCUM DEPR - LEASEHOLDS	$-14,633.90

	Total PROPERTY, PLANT & EQUIPMENT:		$55,117.03

OTHER ASSETS
185-00-00	AVS Marketing List	$121,785.00
186-00-00	AVS Engineered Drawings	$230,000.00
187-00-00	AVS Trade Name	$38,606.00
190-00-00	PROPERTY/NAME/TRADEMARKS	$690,942.00
190-00-01	AID Drawings & Designs	$411,000.00
191-00-00	PATENTS	$315,830.00
192-00-00	ACCUM. AMORT. PATENT/TR NAME	$-1,220,889.00

	Total OTHER ASSETS:		$587,274.00

OTHER ASSETS
199-00-00	DEFERRED TAX ASSET-NON CURRENT	$2,134,156.00
199-10-00	DEFERRED TAX ASSET VALUATION ALLOWANCE	$-2,134,156.00

	Total OTHER ASSETS:		$0.00

	Total Assets:		$2,149,702.56

Liabilities

CURRENT LIABILITIES
200-00-00	ACCOUNTS PAYABLE	$1,054,889.20
201-00-00	ACCRUED EXPENSES	$22,411.58
205-00-00	PURCHASES RECEIVED	$151,360.86
216-00-00	ACCRUED 401-K	$1,116.54
220-00-00	ACCRUED WARRANTY PROVISION	$44,812.92
221-00-00	ACCRUAL - GRAFFITI CAM (CELL SERVICE)	$9,337.90
235-00-00	SALES TAX PAYABLE	$7,621.69
237-00-00	GARNISHMENT-EMPLOYEE W/H	$134.62
250-00-00	PREPAID SALES DEPOSITS - LEA	$41,069.93

Balance Sheet

As of 8/31/2011

LAW ENFORCEMENT ASSOCIATES, INC. (LEA)

	Total CURRENT LIABILITIES:		$1,332,755.24

CURRENT LIABILITIES
263-00-00	LOAN PAYABLE - SHORT TERM DEBT	$150,787.50
298-00-00	JUDGMENT LIABILITY	$1,285,942.00

	Total CURRENT LIABILITIES:		$1,436,729.50

	Total Liabilities:		$2,769,484.74

Equity

EQUITY
300-00-00	CAPITAL STOCK	$7,500.00
300-10-00	COMMON STOCK LEA CORP.	$18,281.50
310-00-00	ADD’L PAID IN CAPITAL	$126,000.00
310-10-00	APIC LEA CORP.	$4,869,594.77
320-00-00	Retained Earnings-Current Year	$-952,168.15
320-00-00	RETAINED EARNINGS	$-4,688,365.55

	Total EQUITY:		$-619,157.43

EQUITY
355-00-00	TREASURY STOCK-LEA	$-624.75

	Total EQUITY:		$-624.75

	Total Equity:		$-619,782.18

	Total Liabilities & Equity:		$2,149,702.56